Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
FSI International, Inc.:

We consent to the use of our reports incorporated herein by reference.

                                        /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
July 1, 1997